UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 9, 2008
QLT INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
887 Great Northern Way, Vancouver, B.C.
Canada, V5T 4T5

(Address of principal executive offices, including zip code)
(604) 707-7000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 9, 2008, upon the recommendation of the Corporate Governance and Nominating Committee of the Board of Directors (the “Board”) of QLT Inc. (the “Company”), the Board has fixed the number of directors of the Company for the ensuing year at six and has nominated for re-election at the Company’s Annual Meeting of shareholders scheduled to be held on May 14, 2008 the following six persons: Robert L. Butchofsky, Bruce L.A. Carter, C. Boyd Clarke, Peter A. Crossgrove, Ian J. Massey and L. Jack Wood. Messrs. Philip B. Livingston, Alan C. Mendelson and Richard R. Vietor, current directors of the Company, will not stand for re-election. In addition, the Board has confirmed Mr. Wood as Mr. Mendelson’s replacement on the Company’s Executive Compensation Committee (Chair), Corporate Governance and Nominating Committee and Special Strategic Committee, following Mr. Mendelson’s resignation from these Committees effective as of March 30, 2008.
The Board’s decision to reduce the size of the Board from nine to six directors follows the Company’s announcement on January 16, 2008 that it would implement several new initiatives comprising a strategic corporate restructure designed to enhance shareholder value, including a significant reduction in force and a sale of certain core and non-core assets of the Company. The Board believes a reduction in the size of the Board is consistent with the announced intention of narrowing of the Company’s focus in 2008 and the corresponding reductions in force in the Company of some 45% (not including staff reductions already planned following the divestment of assets of QLT USA, Inc.). The reduction in Board size also more closely aligns our number of non-employee directors with the boards of our comparator group of peer companies, according to the assessment of our director compensation program conducted by Radford Surveys + Consulting, an independent consulting group engaged by the Company’s Executive Compensation Committee in 2007.
Certain statements in this Form 8-K Current Report constitute “forward-looking statements” of the Company within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. Such statements include, but are not limited to: statements relating to our plans to divest certain core and non-core assets and to narrow the Company’s focus, and other statements that are not historical facts. Forward-looking statements are predictions only which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those expressed in such statements. Factors that could cause actual events or results to differ materially include, but are not limited to: the Company’s ability to successfully complete the sale of one or more of the assets or operations at an acceptable price and the time period necessary to complete such sales are uncertain; fluctuations in the real estate market; and other factors, including those described in detail in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Forward-looking statements are based on the current expectations of the Company and the Company does not assume any obligation to update such information to reflect later events or developments except as required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC. (Registrant)
Date: April 11, 2008	By:	/s/ Cameron Nelson
Cameron Nelson
Chief Financial Officer